Earnings per share	12 Months Ended
Dec. 31, 2022
Earnings per share [Abstract]
Earnings per share
24	Earnings per share

As of December 31, 2022, 2021 and 2020, earnings per share was determined based on the weighted average number of shares outstanding during the year. There are no potentially dilutive instruments outstanding, therefore basic and diluted earnings per share are the same.